                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  July 15, 1998
                Date of Report (Date of earliest event reported)


                    FUND AMERICAN ENTERPRISES HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



       Delaware                         1-8993                94-2708455
(State or other jurisdiction of      (Commission           (I.R.S. Employer
 incorporation or organization)       file number)         Identification No.)


               80 South Main Street, Hanover, New Hampshire 03755
                    (Address of principal executive offices)


                                 (603) 643-1567
              (Registrant's telephone number, including area code)



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Item 5.         Other Events.

     On July 15, 1998, the Boards of Directors of Fund American Enterprises Holdings, Inc. ("Fund American") and White Mountains Holdings, Inc. ("White Mountains") agreed to increase White Mountains' ownership of Folksamerica Holding Company, Inc. ("Folksamerica") from 50% to 100% thereby making Folksamerica a wholly-owned subsidiary of White Mountains. The transaction is expected to close on August 15, 1998.

On July 15, 1998, the registrant issued a Press Release announcing the Folksamerica transaction. A copy of such Press Release is filed herewith as
Exhibit 28(a) and is incorporated herein by reference thereto.


Item 7.         Financial Statements and Exhibits.

     (c)        Exhibits.  The following exhibits are filed herewith:

     Exhibit No.                         Description

        28 (a)                 Press Release dated July 15, 1998.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   FUND AMERICAN ENTERPRISES HOLDINGS, INC.



Dated:  July 16, 1998              By:  ______________/s/____________________
                                            Michael S. Paquette
                                            Senior Vice President and
                                              Controller